General information	12 Months Ended
Dec. 31, 2021
General Information
General information

1	General information

Nexa Resources S.A. (“NEXA”) is a public limited liability company (société anonyme) incorporated and domiciled in the Grand Duchy of Luxembourg. Its shares are publicly traded on the New York Stock Exchange (“NYSE”). As a result of a voluntary delisting, November 30, 2021 was the last trading day of the Company’s shares on the Toronto Stock Exchange (“TSX”), and NEXA intends to cease to be a reporting issuer under Canadian securities laws, when applicable.

The Company’s registered office is located at 37A, Avenue J. F. Kennedy in the city of Luxembourg in the Grand Duchy of Luxembourg.

NEXA and its subsidiaries (the “Company”) have operations that comprise large-scale, mechanized underground and open pit mines and smelters. The Company owns and operates three polymetallic mines in Peru, and two polymetallic mines in Brazil and is completing the development of its third polymetallic mine in Brazil. The Company also owns and operates a zinc smelter in Peru and two zinc smelters in Brazil.

The Company’s majority shareholder is Votorantim S.A. (“VSA”), which holds 64.68% of its equity. VSA is a Brazilian privately-owned industrial conglomerate that holds ownership interests in metal, steel, cement, and energy companies, among others.

COVID-19 outbreak impacts on NEXA´s financial statements and operations

In March 2020, the World Health Organization characterized the current COVID-19 disease (“COVID- 19”) as a pandemic. Since then, COVID-19 spread across the world, through different waves, with severe effects that impacted the global economy in general and the Company’s business.

Throughout this pandemic, government authorities in the countries in which the Company operates responded and continue to respond in different ways to deal with this global outbreak. In Peru, for example, during the first and second quarters of 2020, the Company’s Peruvian mines were suspended, and its Peruvian smelter reduced production in response to the Peruvian Government mandated health and safety measures. No other material impacts have occurred within the Company since the beginning of the pandemic.

As a result of a combination of factors, including suspended and reduced production, the decrease in short- and mid-term commodities prices, discontinued projects, and increased operating costs, in 2020, the Company recognized an impairment loss of non-current assets of USD 557,497, as mentioned in note 31.

Currently, although the Peruvian and Brazilian subsidiaries continue to operate subject to additional measures to control and mitigate the spread of COVID-19, they have returned to their pre-pandemic production levels, with the exception of the Atacocha underground mine in Peru, which continues suspended under care and maintenance given its higher operating costs. Ultimately, the impact of the COVID-19 global outbreak on the Company’s financial condition depends on the pandemic’s continuing duration and severity, on the efforts to contain its spread, on the abilities of countries to continue advancing in the distribution of effective vaccines against it, on the recovery of global and regional economies, and on the impact of response measures taken by the Company, governments, and others.